Ohio National Fund, Inc.

Supplement dated February 15, 2022

to the Summary Prospectus dated May 1, 2021

Effective on or about March 1, 2022, the following supplements and amends the summary prospectus dated May 1, 2021:

ON Janus Henderson Forty Portfolio

Under the section “Management,” the following paragraph replaces the corresponding paragraph in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as the investment sub-adviser of the Portfolio. Doug Rao, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since June 2013. Brian Recht, a Portfolio Manager at Janus, has been Co-Portfolio manager since March 2022. Nick Schommer, CFA, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since January 2016.

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Please retain this supplement with your Prospectus for future reference.